UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 3rd Avenue, Suite 602 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:               (949) 480-8300

             Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                               Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Item 3.03 Material Modification to Rights of Security Holders.

On March 23, 2021, the Board of Directors (the “Board”) of Acacia Research Corporation (the “Company”) approved, subject to stockholder approval, a Certificate of Amendment (the “Charter Amendment”) of Amended and Restated Certificate of Incorporation of the Company (as amended, the “Charter”) to allow the Bylaws of the Company (as amended, the “Bylaws”) to be amended or repealed by the approval of a majority of the outstanding shares of the Company. The Charter previously provided that the approval of 66 and 2/3 percent of the outstanding shares of the Company entitled to vote thereon was required for stockholders to amend or repeal the Bylaws. The Charter Amendment was approved by the Company’s stockholders at the 2021 annual meeting of stockholders (the “Annual Meeting”) and filed with the Secretary of State of the State of Delaware on May 18, 2021.

On May 19, 2021, the Board amended and restated the Bylaws, effective immediately, to allow the Bylaws to be amended or repealed by the approval of a majority of the outstanding shares of the Company. The Bylaws previously provided that the approval of 66 and 2/3 percent of the outstanding shares of the Company entitled to vote thereon was required for stockholders to amend or repeal the Bylaws.

The foregoing descriptions of the Charter Amendment and Bylaws do not purport to be complete and are qualified in their entirety by reference to the full texts of the Charter Amendment and Bylaws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in this Current Report on Form 8-K under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.
3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Acacia Research Corporation
3.2 Third Amended and Restated Bylaws

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2021

Acacia Research Corporation

By:	/s/ Clifford Press
Chief Executive Officer

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